UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 9, 2019

Bigfoot Project Investments Inc.

(Exact name of Company as specified in its charter)

Nevada	001-36877	45-3942184
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

Bigfoot Project Investments, Inc.

4041 East Sunset Blvd

Henderson, NV 89014

(Address of principal executive offices)

(816) 304-2686

(Company’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	BGFT	OTC Market Pink

Bigfoot Project Investments Inc.

Form 8-K

Current Report

Item 8.01 Other Events – Definitive Share Exchange Agreement

On December 9, 2019, the Board of Directors of Bigfoot Project Investments Inc. unanimously authorized and approved a new Board of Directors. The new Board of Directors is as follows:

Joseph Cellura, CEO and Director

Joseph Frontiere, Director

Michael F. Ghiselli, Vice Chairman, Director

Sara Reynolds, Secretary

Alexandra Aizenshtadt, Director

Chet Idziszek, Independent Director

Item 9.01 Exhibits

Exhibit 10.1 – Meeting Minutes – Change of Board

Exhibit 10.2 – Written consent by majority of shareholders, November 13, 2019

Exhibit 10.3 – Addendum to written consent

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bigfoot Project Investments, Inc.

Date: January 7, 2020	By:	/s/ Joseph Cellura
Joseph Cellura
CEO